First Midwest Bancorp
19th Annual Shareholders Mtg.

Director Nominees

To Serve Until 2004

Brother James Gaffney, FSC

President
Lewis University
(Independent Catholic Institution of Higher Education)

Director Since: 1998
Committee: Executive

John L. Sterling

President
Sterling Lumber Company
(Wholesale/Retail Lumber)

Director Since: 1998
Committee: Compensation

J. Stephen Vanderwoude

Chairman & CEO
Madison River Communications
(Integrated Communications Provider)

Director Since: 1991
Committee: Compensation

Continuing Directors

Serving Until 2002

Vernon A. Brunner
President & CEO
Brunner Marketing Solutions, LLC
(Consultants in Marketing and Distribution of Pharmaceutical and Consumer Products)

O. Ralph Edwards
Former Corporate Vice President
Abbott Laboratories
(Health Care Products Manufacturer)

Thomas M. Garvin
Former Chairman & CEO
G.G. Products Company
(Food Business Acquiror)

John M. O'Meara
President & COO
First Midwest Bancorp, Inc.

Serving Until 2003

Bruce S. Chelberg
Former Chairman & CEO
Whitman Corporation
(Diversified, Multinational Holding Company)

William J. Cowlin
Attorney and Counselor at Law
William J. Cowlin, LTD.

Joseph W. England
Former Senior Vice President
Deere & Company
(Mobile Power Equipment Manufacturer)

Robert P. O'Meara
Chairman & CEO
First Midwest Bancorp, Inc.

First Midwest Bancorp

- $5.8 Bil Assets / $1.1 Bil Market Cap:
  - IL: 3rd Largest IL Based / 7th Largest Suburban Chicago
  - U.S.: 66th Largest Market Cap / 75th Largest Assets
- Lines of Business:
  - Community Banking
  - Trust-Investment Management
- 610,000 Customer Relationships:
  - 240,000 Households / 24,000 Businesses
- Markets Served:
  - Dynamic, Growing, Highly Desirable
  - Significant Share Owned
- 1,500 Employees:
  - Sales 70%
  - Support 30%

Lines of Business

Community Banking

First Midwest Bank

- Single Charter
- $5.8 Bil Assets
- 73 Offices; 98 ATMs
- Customers: 600,000 Relationships
  - 240,000 Households / 24,000 Businesses & Other
- Loans: $3.2 Bil Total

Commercial:	27%	Consumer:	29%	Real Estate:	44%
Commercial Middle Mkt:	22%	Auto:	17%	Commercial:	28%
Agriculture:	3%	HE:	12%	Construction:	8%
Small Business:	2%			1-4 Family:	8%

- Deposits: $4.1 Bil
  - Core 83%
  - Wholesale 17%

Trust Services and Investment Management

First Midwest Trust

- 7 Offices
- Customers: 10,000 Relationships
  - 5,000 Households / 1,250 Businesses
- All Facets of Traditional Trust
  - Personal
  - Employee Benefit
  - Investment Advisory
  - Other
- Diversified Investment Management
  - $1.7 Bil Under Management / $.3 Bil Custody
    - Employee Benefit 41%
    - Personal 30%
    - Investment Advisory 16%
    - Custody 13%

Markets

Illinois Banking Markets


Illinois

- Illinois (IL)

  Population 12.1 Mil (5th Largest in Nation)

  Deposits $239 Bil (3rd Largest in Nation)

- Chicago Banking Market (CBM)

  (Cook & 8 Surrounding Counties)

  Population 8.0 Mil (66% of IL)

  Deposits $180 Bil (2nd Largest in Nation & 75% of IL)

- Suburban Chicago Banking Market (SCBM)

  (CBM Less City of Chicago)

  Population 5.1 Mil (42% of IL & 64% of CBM)

  Deposits $99.0 Bil (41% of IL & 55% of CBM)

FMBI Markets



Iowa
Illinois

SCBM - 88% of FMBI

Bank	
Deposits	$ 3.6 Bil
Offices	57
ATMs	80
Trust	
Assets U/M or C	$ 1.4 Bil
Offices	4

Other IL & IA - 12% of FMBI

Bank	
Deposits	$ .5 Bil
Offices	16
ATMs	18
Trust	
Assets U/M or C	$ .6 Bil
Offices	3

Chicago Banking Market (CBM)
Suburban Chicago Banking Market (SCBM)



Wisconsin
McHenry
Lake
Lake Michigan
Cook
DeKalb
Kane
DuPage
Chicago
Cook
Kendall
Will
Indiana
Grundy

County	Total Deposits	FMBI Deposits	FMBI RANK CBM	FMBI RANK SCBM
Cook	$130.3	$1.0	#21	#7
DuPage	24.0	nm	nm	nm
Lake	11.1	1.0	#3	#3
Kane	4.5	nm	nm	nm
Will	4.6	1.0	#1	#1
McHenry	3.4	.3	#3	#3
DeKalb	1.2	-	-	-
Grundy (1)	.6	.3	#1	#1
Kendall	.6	-	-	-
Total	$180.3 Bil	$3.6 Bil	#10	#7

(1) Includes LaSalle

Performance

- 2000
- 1995 – 2000
- 1st Q 2001

2000 – 9th Consecutive Year of Record Performance

	2000	1999	% Improvement
Net Income	$75,540	$70,909	6.53%
Diluted EPS	$ 1.83[1]	$ 1.67	9.58%
Return on Average Assets	1.30%	1.34%	
Return on Average Equity	19.17%	17.39%	
Net Interest Margin	3.76%	4.24%	
Efficiency Ratio	53.09%	55.66%	

(1) 2000 Analysts' Consensus: $1.83

Background: 1995 - 2000

1995: 4 Banks Merged Into 1

Strategic Restructuring - Efficiency Focused - 15% RIF

1996: CF Bancorp Acquired - $200M Assets, 4 Offices

Expand Presence to Entire IL - IA Quad Cities Market

1997: SparBank Acquired - $455M Assets, 4 Offices

McHenry County's Largest Bank

1998: Heritage Financial Services Acquired - $1.3B Assets, 18 Offices

Southwest Cook County's Largest Bank

1999: Integration + Recognition as Suburban Chicago's Premier Independent Bank

2000: Sales & Support Reorganizations

Line of Business Sales Organization
Support Restructuring - 8% RIF

Performance: 1995 - 2000


Assets ($s B)
$3.2 $3.1 $3.6 $5.2 $5.5 $5.9
+3% -3% +16% +44% +6% +7%
'95 '96 '97 '98 '99 '00
Total Earnings ($s M) (1)
$47.9 $54.5 $61.7 $67.2 $70.9 $75.5
+8% +14% +13% +9% +6% +7%
'95 '96 '97 '98 '99 '00
Diluted Earnings Per Share ($) (1)
$1.06 $1.21 $1.38 $1.50 $1.67 $1.83
+7% +14% +14% +9% +11% +10%
'95 '96 '97 '98 '99 '00

(1) Operating Earnings in 1995-98

Performance: 1995 - 2000



Efficiency Ratio (%)
60.07
57.93
56.23
56.08
55.66
53.09
'95
'96
'97
'98
'99
'00
ROA (%)(1)
1.03
1.15
1.29
1.32
1.34
1.30
'95
'96
'97
'98
'99
'00
ROE (%)(1)
13.08
13.50
14.34
14.48
17.39
19.17
'95
'96
'97
'98
'99
'00

(1) Operating Earnings in 1995-98

Comparative Performance: 1995 - 2000

Return on Average Equity



FMBI
PEER (1)
13.08%
12.69%
13.50%
13.35%
14.34%
12.91%
14.48%
13.37%
17.39%
15.46%
19.17%
16.46%
'95
'96
'97
'98
'99
'00

(1) 1995-97 = 91 BHCs $1-5 Bil ; 1998-00 = 32 BHCs $5-10 Bil

Comparative Performance: 1995 - 2000



Return on Average Assets
FMBI
PEER (1)
1.03%
1.08%
1.15%
1.19%
1.29%
1.14%
1.32%
1.19%
1.34%
1.27%
1.30%
1.20%
'95
'96
'97
'98
'99
'00

(1) 1995-97 = 91 BHCs $ 1-5 Bil; 1998-00 = 32 BHCs $5-10 Bil

Comparative Performance: 1995 - 2000



Efficiency Ratio
FMBI
PEER (1)
60.07%
61.90%
57.93%
59.12%
56.23%
59.11%
56.08%
57.13%
55.66%
56.88%
53.09%
57.65%
'95
'96
'97
'98
'99
'00

(1) 1995-97 = 91 BHCs $ 1-5 Bil; 1998-00 = 32 BHCs $5-10 Bil

1st Quarter 2001 Highlights

	3/31/01	3/31/00	Improvement %
Net Income ($s M)	$ 19.3	$ 18.1	6.5%
EPS (Diluted)	$ 0.47 (1)	$ 0.44	6.8%
Return on Average Assets	1.36%	1.30%	
Return on Average Equity	17.06%	19.85%	
Net Interest Margin	3.77%	3.96%	
Efficiency Ratio	51.4%	54.6%	

(1) 1st Quarter Analysts' Consensus: $0.47

Shareholder Value

Stock Highlights: 3/31/01

Shares Outstanding	40.9 Mil
Avg. Daily Volume	117,000
Shareholders	7,500
• Insider: 26%	
• Institutional: 33%	
• All Others: 41%	
Market Capitalization	$1.2Bil
Market Price	$28.15
Price/Book	2.5x
Price/LTM Earn	15.1x
Price/01 Earn	14.2x (1)

(1) Based on Consensus Estimates

Shareholder Value

Market Cap ($B)



$0.40
+38%
$0.55
+38%
$0.88
+60%
$1.10
+25%
$1.10
+0%
$1.20
+9%
'95
'96
'97
'98
'99
'00

Dividends (1)



$0.40
+14%
$0.47
+18%
$0.55
+17%
$0.61
+11%
$0.66
+8%
$0.74
+12%
'95
'96
'97
'98
'99
'00

Shares Repurchased (Shares M) (2)



.026
.571
.483
1.275
2.669
.485
'95
'96
'97
'98
'99
'00

(1) Gross Dividends Paid 1995-2000: $130.7 M

(2) Total Cost of Repurchases 1995-2000: $137.2 M

2001 Objectives & Strategies

Objectives & Strategies

Enhance Sales Effectiveness

- Sales Management Reorganized
- Sales Training Expanded
- Sales Incentive Compensation Systems Focused
- Enhanced Measurement Systems In Place
- More Pervasive Best Practices Sharing
- Restructured Management of Mortgage, Insurance, and Investment Sales

Improve Operational Efficiency

- Initiate Business Process Improvement
- Comprehensive Technology Integration
- Bring New Operations Center Online

Objectives & Strategies

Accelerate Top Line Growth

- Target Margin
- Enhance Depository & Traditional Fees
- Reemphasize Asset Management, Mortgage, Insurance & Brokerage Fees

Manage Balance Sheet

- Continue Broad Based Loan Growth
- Enhance Core Deposit Growth
- Enhance the Mix of Earning Assets
- Expand Effectiveness of Off Balance Sheet Strategies

Continue Judicious Capital Management

- Ensure Financial & Regulatory Capital Adequacy
- Sustain Current Dividend Policy
- Continue Share Repurchases as Appropriate

Objectives & Strategies

Remain Asset Quality Vigilant

- Monitor Rigorously
- Remediate Timely
- Reserve Adequately

Evaluate Expansion Opportunities

- Expand Primary Footprint Through Branch Deployment
- Invest Opportunistically
  - Traditional Competitors
  - Other Financial Service Providers
  - Strategic Partnerships

First Midwest…a "Buy"!

A "Buy" Because…

- Known, Respected, 60 Year Old Bank… *<u>The</u> Local Bank*
- Experienced, Proven Management Team
- Dynamic, Growing, Desirable Markets
- Unique & Highly Attractive Franchise
- Peer+ Performance Momentum
- Comprehensive Objectives to Enhance Future Performance

equating to…

Enhanced Growth in Shareholder Value!

First Midwest Bancorp